Exhibit 99.2

Quarterly update FY 2008 second quarter April 16, 2008 Exhibit 99.2

Agenda Introduction Denise Zutz - Vice President Strategy, Investor Relations and Communication Overview Steve Roell - Chairman and Chief Executive Officer Second quarter 2008 business results Keith Wandell - President and Chief Operating Officer Financial review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time) Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2008 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, energy prices, the ability to mitigate the impact of higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, changes to domestic and foreign tax rates as well as other factors discussed in the Company's most recent Form 10-K filing (dated November 29, 2007) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

Second quarter 2008 Record sales and earnings Achieving our growth targets Sales up 11% to a record $9.4 billion Higher revenues in all three businesses: Power Solutions, Building Efficiency and Automotive Experience Segment income up 29% to $453 million Underlying margin expansion in all three businesses Consolidated profit margin increases 70 bps over 2007 quarter Income from continuing operations a record $289 million $0.48 per diluted share vs. $0.37* in Q2 2007, up 30% EPS is at the high end of the January 2008 forecast range Strong balance sheet Thanks to our employees around the world *Excludes non-recurring tax benefits of $0.07 per diluted share

Sustainable, profitable growth Executing on our growth opportunities Growing backlogs: Building Efficiency, Automotive Experience Strong growth in international markets Diversification enables consistent growth Experienced management team World-class continuous improvement processes and cost controls Visibility of future performance: Buildings backlog $4.5 B Automotive 3-year backlog $3.9 B 3QFY06 4QFY06 1QFY07 2QFY07 3QFY07 4QFY07 1QFY08 2QFY08 Commercial backlog 3.7 3.7 3.9 3.9 4.3 4.2 4.4 4.5 +15% 2007-2009 2008-2010 Commercial backlog 3.5 3.9 $3.5 B $3.9 B +11% (2) (1) (1) As of 3/31/08. Includes commercial systems and services. Global workplace solutions and unitary (residential) not included. (2) As of 10/09/07. Net of discontinued programs; includes $1 b of unconsolidated sales,

Sustainable, profitable growth Building Efficiency growth Stability: 75% of revenues are service / retrofit High energy prices = improved payback of our efficiency offerings Growing customer need for carbon footprint measurement and management N.A. institutional (healthcare, education, government) new construction more resilient than other commercial vertical markets Emerging markets: $1 trillion of new construction planned in Middle East; 850k tons of district cooling planned/under construction Bundled (systems/equipment/service) offering is unique in industry Expanding service workforce Service 75% New Construction 25% N.A. International Building Efficiency commercial building sales Technical services, solutions, retrofits, global workplace solutions Recurring revenues driven by demand for increased energy efficiency, greenhouse gas reductions, occupant comfort High concentration in "institutional" buildings Growth rates: China 20+% M.E 20+% Europe 5-10%

Sustainable, profitable growth Automotive Experience growth Stability: 2/3 of revenues to European and Asian OEs Detroit 3 only 50% of North American revenues Double-digit production increases in emerging markets Continuing to invest in innovation to gain competitive advantage Gaining share (increasing backlog) New business awards from Dacia, FAW, Ford, GM, Kia, Nissan, VW Power Solutions growth Stability: 80% of revenues in aftermarket European market share gains Emerging market growth Growing AGM demand, especially in Europe Hybrid vehicles

Full-year 2008 outlook Increased guidance: Sales growth of 13% to $39 billion (vs. previous guidance of $38 billion) 62nd consecutive record year Unchanged: Earnings growth of 18% to approx. $2.45 - $2.50 per share 18th consecutive record year FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 (est.) Data 10.4 11.7 15.3 16.2 17.4 18.8 21.2 24.6 27.5 32.2 34.6 38 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 (est.) Data 304 343 438 525 535 584 645 729 857 1032 1300 1534 Income from continuing operations Earnings growth expectations* JCI +17% Multi-industry peers +11% *based on First Call analyst forecasts through quarter ended Sept. 30, 2008

Continuous improvement In addition to our focus on revenue growth, innovation and emerging market expansion, we are driving margin improvement through continuous improvement initiatives Best Business Practices Core to all of our continuous improvement efforts $2B+ identified cost reduction opportunity Not a singular event; it's an on-going effort Footprint optimization: manufacturing, engineering, shared services "Global" footprint increases focus on logistics/transportation costs Safety Standardized global product and process architectures Supply chain management and global sourcing Working capital focus

Driving improving margins through best business practices Automotive Experience engineering improvement Low-cost country engineering footprint Global level loading of engineering launches Sharing of engineering best practices Annual improvement in tens of millions of dollars Building Efficiency installation cost improvement Sharing of Metasys system installation best practices across branch office network Best practices captured and programmed into new estimating & contracting tools Savings of more than $10 million annually Power Solutions battery production cost reduction Global implementation of best practices in productivity and machine utilization Low-cost country footprint balanced for logistics and delivery efficiency Savings of more than $20 million annually

Second quarter 2008 Building Efficiency 2008 2007 Net sales $3.3 B $3.0 B +11% (+13% excluding residential) Double-digit increases in North America systems, global workplace solutions, Europe, Rest of World Systems market share gain in North America North America residential down 18% Segment income $177 M $137 M +29% Higher volume Higher North America systems profitability due to manufacturing efficiencies Contracting and service process improvements Improvements more than offset $20 M negative change in unitary products (residential) income Commercial backlog $4.5 B +15% Growth in systems, services and in every geographic market Orders up strong double-digits

Second quarter 2008
Power Solutions

	2008	2007	
Net sales	**$1.5 B**	**$1.0 B**	**+47%**

- Higher unit prices due to lead pass-through
  - LME lead in quarter: $2,650 - $3,460/ton (average of $2,899 vs. $1,787/ton in 2007)
- Unit shipments level
  - Stable aftermarket
  - New European OE business offsets lower N.A. OE production
  - Double-digit unit growth in Asia

Segment income	**$121 M**	**$93 M**	**+30%**

- Operational efficiency improvements due to continuing Powerframe roll-out
- Lead impact neutral to income but negative to margin
- Higher equity income from Asia joint ventures

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Johnson Controls

Second quarter 2008
Automotive Experience

	2008	2007	
Net sales	**$4.6 B**	**$4.5 B**	**+2%**

- North America: down 7%
  - Industry production down 8%
  - *Higher volume: GM Lambda, Lacrosse/Allure, Ford Edge, Toyota Tundra, Honda Accord*
  - *Lower: GM Trailblazer; Ford Expedition, F-150; Chrysler Grand Cherokee, Toyota Corolla/Matrix/Vibe; Nissan full size pickup*
- Europe: up 9%
  - Industry production up 1%
  - *Higher: Mercedes C-Class, Fiat 500, Ford Focus, Kia Cee'd, VW Skoda Octavia, Fabia, Roomster*
  - *Lower: BMW Mini, X3; Daimler/Mitsubishi Colt, GM Meriva, Ford Ka, Fiesta*
- China: unconsolidated sales up 29%

Segment income	**$155 M**	**$121 M**	**+28%**

- N.A. turnaround continues
- Lower engineering costs
- Increased equity income improvements from China joint ventures
- Improvements more than offset negative impact of North America supplier strike

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Johnson Controls

Second quarter 2008 Financial highlights FX - Euro to U.S. Dollar average exchange rate at $1.49 in Q2 2008 vs. $1.31 in 2007 Gross profit - Dilutive impact of lead pass-throughs 50 bps SG&A - Lower as a percentage of sales Equity Income - Improvements in North America and Asia automotive joint ventures (in millions) 2008 2007 % change Sales $9,406 $8,492 11% Gross profit % of sales 1,310 13.9% 1,193 14.0% 10% SG&A expenses 888 861 3% Equity income 31 19 63% Segment income $453 $351 29% % of sales 4.8% 4.1% +70 bps

Second quarter 2008 Financial highlights Financing charges-net - Benefits of de-leveraging and lower short-term interest rates Income tax provision - 2007 amount includes $37 million in non-recurring tax benefits and $5 million in base effective rate adjustments Minority interests - Higher profitability in automotive experience and power solutions joint ventures Earnings per share - Excluding 2007 non-recurring tax benefits, up 30% (in millions except per share data) 2008 2007 Segment income $453 $351 Financing charges - net (66) (69) Income before taxes/minority interests 387 282 Income tax provision 81 17 Minority interests in net earnings of subsidiaries 17 3 Income from continuing operations $289 $262 Diluted earnings per share from continuing operations* $0.48 $0.44 *Earnings per share reflect the 3-for-1 stock split effective October 2, 2007 $0.48 $0.37 +30% Excluding 2007 non-recurring tax benefits

2008 outlook Third quarter Diluted earnings per share of $0.74 to $0.76 Increase of 12 - 15% versus Q3 2007 Q1 Q2 Q3 (est.) Q4 (est.) 0.39 0.3 12-15% 12-15% 2008 earnings increases by quarter 39% 30% 12 - 15% Full-year $2.45-$2.50 +18% Continued global growth and margin expansion in Building Efficiency Sustained profitability in automotive North America Continued benefit of operational improvements in Power Solutions